Exhibit 99.1

 Developing Transformational Immunotherapies for Cancer  NASDAQ: PDSB   October 2023

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101 and other Versamune® and Infectimune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101 and other Versamune® and Infectimune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; to aid in the development of the Versamune® platform;  and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual, quarterly and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.    Versamune® and Infectimune® are registered trademarks of PDS Biotechnology Corporation  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA

 PDS0101 to enter Phase 3 registrational trial in 2023 to treat recurrent or metastatic, HPV16-positive head and neck squamous cell cancer (HNSCC)  Fast Track Designation  PDS0101 addresses large and growing market with significant unmet need  Transformational data generated with PDS0101 and PDS0301 in multiple Phase 2 clinical studies  Financial: Cash as of June 30, 2023 - $60.6M- Adequate cash runway for the approximately the next 12 months with initiation of a registrational trial in 2023  Executive Summary: Positioned for Market Leadership  Company Overview  T cell activating platforms and antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting cancer immunotherapies   1  2  3  4

 Experienced Management Team  Historical success in development and commercialization of leading pharmaceutical products  Frank Bedu-Addo, PhD  Chief Executive Officer  Senior executive experience with management of strategy and execution at both large pharma and biotechs  Notable drug development:  Abelcet® (Liposome Company/ Elan)  PEG-Intron® (Schering-Plough/ Merck)  Matthew Hill  Chief Financial Officer  20 years of financial and operational leadership roles for life sciences companies  Former Chief Financial Officer of several publicly traded companies  Lauren V. Wood, MD  Chief Medical Officer  30 years of translational clinical research experience  Former Vaccine Branch Clinical Director at National Cancer Institute Center for Cancer Research  Gregory Conn, PhD  Chief Scientific Officer  Co-founder  35 years of drug development experience   In-depth experience with biotech drug discovery, product development and manufacturing

 PDS Biotech Versamune® Overview  Designed to address limitations of current immunotherapy  PLATFORM:  Induces powerful, long-lasting anti-tumor response by promoting uptake of tumor-specific proteins by the immune system and activates a specific signaling pathway that promotes the production of active tumor-infiltrating multifunctional CD8 killer and CD4 helper T cells  Versamune®  PDS0101  PDS0102  PDS0103  PDS0104  Product Candidates

 Versamune® Induces the Right Type, Potency and Quantity of Multifunctional Killer and Helper T Cells  Comprised of positively charged lipid (R-DOTAP) co-administered with proprietary tumor-specific proteins, delivered via subcutaneous injection  Presents antigen to CD4 and CD8 T cells. Activates the Type I Interferon pathway, leading to potent, multifunctional, antigen specific T cell responses  Human clinical trials confirm induction and accumulation of multifunctional T cells in the tumor, which correlated with clinical response and elimination of circulating tumor DNA and clinical response (SITC 2022)  Recruits T cells to lymph nodes  Trains T cells to target tumors   Arms T cells to kill tumor cells  1  2  3  Injection Site  Lymph Node  Tumor Site  References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley Rumfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.

 IMMUNOCERV: PDS0101 Appears to Induce Clinically Beneficial Killer (CD8) T Cells  PDS0101 activates the immune system to generate active killer T cells (CD8 T) cells that induce a critical mediator of the T cell’s tumor-killing function called granzyme-B  Multifunctional killer T cells target, infiltrate and eliminate the cervical cancer tumors  91.7% clearance of HPV16 ctDNA at week 5 vs 53.1% clearance with chemoradiation alone  Quantity of tumor cell DNA circulating in the blood  Killer T cells that infiltrated  the tumors  Representative Subject  IMMUNOCERV (PDS0101+Chemoradiation) Trial1,2:  Predominantly stage III and IV cervical cancer  Locally advanced cancer with tumors > 5cm (high-risk)  100% of patients had cancer spread to lymph nodes  SITC 2022   100% (9/9) clinical response rate with 60 days  No evidence of cancer in 89% (8/9) by Day 170  Induction of activated CD8 T cells correlates with elimination of circulating tumor DNA1,2  1Yoshida-Court et al,, IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy, with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771); SITC 2022  2ASTRO 2023

 HPV16-Positive Head and Neck Squamous Cell Cancer (HNSCC)   Disease Overview and Market Size

 Est. HPV16Locally Advanced,Unresectable andMetastatic  HPV16-positive HNSCC Presents a Significant Market Opportunity  Largely Attributed to the High Rate of Oral HPV Infections in Men  Data sources: 1 PD-L1 negative and PD-L1 positive populations (> 9000 incidence PD-L1 Positive)  https://seer.cancer.gov/statfacts/html/oralcav.html; https://www.cdc.gov/cancer/hpv/basic_info/hpv_oropharyngeal.htm; https://virologyj.biomedcentral.com/articles/10.1186/s12985-021-01688-9; https://seer.cancer.gov/statistics-network/explorer/application.html?site=3&data_type=1&graph_type=4&compareBy=sex&chk_sex_1=1&race=1&age_range=1&advopt_precision=1&hdn_view=0; https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5002133/  ~18,300  ~34,000  ~38,100  ~54,400  Est. U.S. HPV Positive Oral and Pharyngeal Cancer  Est. U.S. Oral and   Pharyngeal Cancer  Est. HPV16 Genotype  $2-3B Market Opportunity in US1  HPV cancer incidences continue to increase despite preventive HPV vaccine  HPV vaccination is not expected to impact the rate of HPV-positive cancer incidence for the near-term  Existing immunotherapies cost $150,000+ annually per patient1  No available HPV specific therapy  Initial commercial opportunity for PDS0101

 Targeted treatment option to address the growing population of HPV16-positive HNSCC and improve outcomes   Novel MOA that is clinically effective in a broader patient population and provides more durable responses.   Safer and more effective treatments that may be used with or in place of current standard of care   Better tolerability and less toxic alternatives to chemotherapy  Despite the Availability of Treatments, Significant Unmet Needs Remain in Recurrent or Metastatic HNSCC  KEYTRUDA®  KEYTRUDA® Plus Chemo  Chemotherapy   + EGFR Inhibitor  Objective Response Rate (ORR)  19%  36%  35%  Progression Free Survival (PFS)  3.2 mos  5.0 mos  5.0 mos  12-Month Survival Rate  50%  55%  44%  Median Overall Survival (OS)  12.3 mos  13.6 mos  10.3 mos  Key Toxicities  Anemia  Fatigue  Weight loss  Hypokalemia  Additional to KEYTRUDA®:   Neutropenia  Mucosal inflammation  Thrombocytopenia  Stomatitis  Neutropenia  Anemia   Thrombocytopenia  Nausea/vomiting  Hypokalemia  Rash  Fatigue   Mucosal inflammation  Treatment Related   Grade 3+ Toxicities  17%  72%  69%  Oncologist2 – Stated Unmet Medical Needs in HNSCC  Standard of Care for Recurrent or Metastatic HNSCC – Published Results*1  1KEYNOTE-048 Study Burtness B et al, Lancet 2019  2Primary Market Research 2022  * No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101

 PDS0101 for HPV16-Positive HNSCC

 VERSATILE-002 Phase 2 Clinical Trial – Results Support Initiation of Phase 3 Clinical Trial in ICI Naïve R/M HNSCC  Objective: To assess the combination of PDS0101 and KEYTRUDA® in ICI naïve subjects with recurrent or metastatic HPV-positive HNSCC  KEYTRUDA® (pembrolizumab)  FDA Approved Standard of Care  Partner  Study Design  Open-label, non-randomized, adaptive design study  N=54  Enrollment complete   Key Entry Criteria for ICI Naïve Subjects  Recurrent or metastatic HNSCC   ≥18 years of age  HPV16-Positive tumor  Combined positive score (CPS) ≥1  Pembrolizumab 200mg IV Q3W up to 35 Cycles (2 years)  PDS0101 1 mL subcutaneous injection at Cycles 1, 2, 3, 4 and 12  Study Treatment  Primary:  Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST 1.1  Key Secondary:  Progression Free Survival (PFS) per RECIST 1.1  Overall Survival (OS)  Safety and tolerability  Achievement of Statistical Threshold for Efficacy  Endpoints  Fast TrackDesignation

 Disease Stabilization or Tumor Reduction in 81% of Patients  Tumor Shrinkage in 60% (31/52) with Confirmed Objective Response in 27%1 (14/52) to Date  Assessments based on Investigator assessment per RECIST 1.1  Data on File. 08/02/23 Data Cut.  Burtness B et al., Lancet. 2019; 394:1915-1928.  Best Percentage Change from Baseline in Target Lesions (mITT population)  VERSATILE-002  Months (95% CI)  PDS0101+KEYTRUDA®  8.1  KEYNOTE-048 (CPS≥1)  Months (95% CI)  KEYTRUDA® Monotherapy  3.2  KEYTRUDA® + Chemo  5.0  EXTREME Chemo  5.0  Progression Free Survival  1Achievement of Statistical Threshold for Efficacy

 PDS0101 and KEYTRUDA® Combination in ICI Naïve HNSCC Demonstrates Promising Patient Survival to Date  Median OS Not Yet Estimable  Data on File. 08/02/23 Data Cut.  Kaplan-Meier Estimates of Overall Survival (OS) (Intent-to-Treat Population)  No. of Subjects at Risk (Events)   55 (0)  53 (2)  50 (3)  42 (5)  41 (6)  36 (7)  32 (8)  27 (8)  24 (8)  21 (8)  19 (9)  17 (9)  17 (9)  17 (9)  15 (9)  14 (9)  11 (10)  11 (10)  11 (10)  9 (10)  8 (10)  7 (10)  6 (10)  4 (10)  2 (10)  0 (10)  12 Month OS Rate – 80%  24 Month OS Rate – 74%  12-month OS Rates  CPS 1-19 = 75%  CPS ≥ 20 = 85%  24-month OS Rates  CPS 1-19 = Not yet estimable  CPS ≥ 20 = 85%

 PDS0101 and KEYTRUDA® Combination in ICI NaïveHNSCC Demonstrates Promising Patient Survival to Date  Overall Survival is Primary Endpoint in Planned Phase 3 Study VERSATILE-003  * No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101Data on File. 08/02/23 Data CutBurtness B et al., Lancet. 2019; 394:1915-1928  OS Rate (%)  VERSATILE-002  VERSATILE-002  ®  ®  ®  KEYNOTE-048(CPS≥1)  KEYNOTE-048(CPS≥1)  12-month OS Rate  24-month OS Rate

 Promising Survival with PDS0101 + KEYTRUDA®  81% of subjects remain alive and continue to be followed for survival  Data on File. 08/02/23 Data Cut  Assessments were based on Investigator assessment per RECIST 1.1  OS and PFS (mITT Population)  Time to  PFS  OS  Alive

 The Addition of PDS0101 to KEYTRUDA® Does not Appear to Compound Toxicity   * No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101Data on File. 08/02/23 Data CutBurtness B et al., Lancet. 2019; 394:1915-1928  Ferris RL, et al. NEJM. 2016;375:1856-67.  Only 8 subjects (13%) had Grade 3 PDS0101-KEYTRUDA®: Fatigue (2), Rash, Alanine aminotransferase increased, Blood alkaline phosphatase increased, Lymphocyte count decreased, Autoimmune colitis, Colitis, Headache, Acute kidney injury, Hyponatraemia, Hyperglycaemia   Published results 13-17% grade 3-5 TRAE with approved ICI immunotherapy  No subjects had Grade 4 or 5 TRAEs  PDS0101+KEYTRUDA® Treatment Related Adverse Events (TRAE) ≥5% (Safety Population, N=62)   Safety data in over 130 patients to date across multiple Phase 1 and 2 Studies  Safety data, anti-tumor responses and patient survival suggest that the Versamune® based therapies such as PDS0101 could be ideal candidates for combination oncology treatments  Preferred Term  n (%)  Any Combination-TRAE  49 (79.0)  Grade 1  23 (37.1)  Grade 2  18 (29.0)  Grade 3  8 (12.9)  Grade 4  0  Grade 5  0

 PDS0101 with KEYTRUDA® Well Tolerated in VERSATILE-002 to Date with Few Serious Toxicities  Serious (Grade 3–5) Treatment Related Adverse Events  *No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101  Data on File. 08/02/23 Data Cut  Burtness B et al. Lancet. 2019;394:1915-1928  ®  ®  ®  VERSATILE-002  No Grade 4 or 5 TRAE  Subjects (%)  KEYNOTE-048(CPS≥1)

 Data Continues to Hold Up as More Patients are Enrolled and Follow up Time is Extended  Data Summary Table Shows Consistency in Results     PDS0101  KEYNOTE-048  Comments     ASCO 2023   (06/05/23)  KOL event   (09/27/23)     Cut-off Date  January 13, 2023  August 02, 2023     Patients with CPS 1-19  50%  60%  48%  Aug 02 cut off has a higher percentage of patients with CPS 1-19 (lower response to KEYTRUDA®). KEYNOTE rates among subjects with CPS ≥1.  Patients with CPS ≥20  50%  40%  52%  Disease Control Rate (SD+PR+CR)  70.6%  80.8%     Patients with tumor reduction  67.6%  59.6%     Confirmed ORR on cut-off date  26.5%  26.9%  19%  ORR steady as more patients enroll  Median OS (CPS ≥1)  Not yet estimable  Not yet estimable  12.3 months  KEYTRUDA® exposes the cancer to the immune system (improves with higher CPS score).  Injection of PDS0101 activates T cells to infiltrate, weaken (disable) and, or kill the exposed cancer cells, thus providing the potential to promote prolonged survival.  12-month OS rate (CPS ≥1)  87%  80%  50%  KEYTRUDA® exposes the cancer to the immune system (improves with higher CPS score).  Injection of PDS0101 activates T cells to infiltrate, weaken (disable) and, or kill the exposed cancer cells, thus providing the potential to promote prolonged survival.  12-month OS rate (CPS 1-19)  N/A  75%  44%  12-month OS rate (CPS ≥20)  N/A  85%  56%  24-month OS rate (CPS ≥1)  N/A  74%  29%  PFS (CPS ≥1)  10.4 months  8.1 months  3.2 months  PDS0101 promotes prolonged PFS even in patients with lower CPS score. PFS for CPS ≥1 remains extended despite increased percentage of patients in lower CPS score group.  PFS (CPS 1-19)     5.1 months  2.2 months  PFS (CPS ≥20)     11.6 months  3.4 months  * No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101  Burtness B et al. Lancet. 2019;394:1915-1928  Burtness, B. et al. J Clin Oncol. 2022;40:2321-2332.

 Combination of PDS0101 & KEYTRUDA® Continues to Show Promising Safety and Survival Outcomes  VERSATILE-002 Study Shows Potential Of PDS0101 to Safely Modify the Tumor Microenvironment to Promote Patient Survival  The 24-month OS rate in the ICI naïve cohort is 74%; Published results of 29% in KEYNOTE-048  The 12-month OS rate in the ICI naïve cohort is 80%; Published results of 50% in KEYNOTE-048  The addition of PDS0101 to KEYTRUDA® does not appear to compound toxicity in ICI naïve patients   13% (8/62) Grade 3 and 0% Grade 4 & 5 Treatment Related Adverse Events  * No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101  Data on File. 08/02/23 Data Cut.  Burtness B, et al. Lancet. 2019;394:1915-28.

 Timeline to Registrational Trial Initiation  Worldwide Randomized, Controlled Clinical Study to Be Initiated Q4 2023  PDS0101 + KEYTRUDA® in Recurrent or Metastatic HPV16-Positive HNSCC  2Q 2022  3Q 2022  1Q 2023  2Q 2023  3Q 2023  4Q 2023  FDA Fast Track designation for PDS0101 + KEYTRUDA®  Successful EOP2 meeting with FDA  Initiated PDS0101 tech-transfer, scale up at selected Phase 3 clinical/commercial manufacture  Completed Phase 3 clinical manufacturing of PDS0101  Obtained visibility to potential OS and PFS information for VERSATILE-002 trial needed to finalize VERSATILE-003 trial design  Completed CMC-related activities for PDS0101  Obtained feedback from EU regulatory agencies on protocol  Received feedback from FDA allowing for initiation of VERSATILE-003  Initiate site activation and related clinical, operational activities (4- to 6-month process)  InitiateVERSATILE-003 Phase 3 Trial

 Assessing the Role of PDS0101 in Extending Survival in the Absence of a VERSATILE-002 KEYTRUDA® Control Arm  Strauss J, et al. Journal for ImmunoTherapy of Cancer. 2020;8:e001395.  Evaluation of the combination of PDS0101 and KEYTRUDA in patients who have failed KEYTRUDA therapy provides an “internal control”   Important Consideration: ICI refractory patients have more advanced disease than ICI naïve patients and are much more difficult to treat with immunotherapy  Presents a higher treatment bar than ICI naïve patients  On alternative ICI therapy, historical overall survival rates in HPV-positive ICI refractory cancer is reported to be approximately only 3-4 months  Results provide useful information regarding  Role of PDS0101 targeted immunotherapy in promising VERSATILE-002 survival rates   OS endpoint in potential triple combination study with ICI, PDS0101 & PDS0301(NHS-IL12)   Evaluation of PDS0101 + KEYTRUDA® in HPV16-positive head and neck patients who have failed/progressed on KEYTRUDA® therapy (ICI Refractory)

 Versamune® Based Oncology Pipeline  Partnerships with World Class Institutions in Immuno-Oncology  Reference: Data on file.  PDS Biotech Funded  Candidate/ Study  Indication  Combination  PC  P1  P2  P3  R  Partner(s)  Clinical (Lead)  PDS0101 (HPV)/ VERSATILE-002  Recurrent or metastatic HPV16-positive head and neck cancer  Arm 1: ICI naïve   Arm 2: ICI refractory  KEYTRUDA®  (standard of care)  IIT Studies  PDS0101 (HPV)/ IMMUNOCERV  1st-line treatment of locally advanced (IB3-IVA) cervical cancer  Chemo-radiation (standard of care)  PDS0101 (HPV)/  Mayo Clinic  Pre-metastatic HPV-positive oropharyngeal cancer (OPSCC)  Arm 1: PDS0101 monotherapy  Arm 2: PDS0101 + KEYTRUDA®  KEYTRUDA®   (standard of care)  Preclinical Candidates  PDS0102(TARP)  TARP-positive AML, prostate and breast cancers  TBD  PDS0103 (MUC1)  MUC1-positive breast, colon, lung, ovarian and other cancers  TBD  PDS0104(TRP2)  Melanoma  TBD  Partner Co-Funded  Fast Track Designation

 VERSATILE-003 Phase 3 Study Design  Global Randomized, Controlled Clinical Study with Estimated 90–100 Sites  Overall survival (OS)  Primary Endpoint  For the treatment of recurrent or metastatic HPV16-positive HNSCC  Targeted Indication  Randomization 2:1  PDS0101 +KEYTRUDA®   PDS0101 + KEYTRUDA®   KEYTRUDA®  KEYTRUDA®  Planned Interim Analysis: OS  Final Analysis:OS  Enrollment  Follow-up

 Survival Rates Demonstrate Potential Contribution of PDS0101 to Survival in Advanced Head and Neck Cancer  PDS0101 + KEYTRUDA Shows Promising Survival Benefit even in ICI Refractory Patients  * No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101  Data on File. 08/02/23 Data Cut  Burtness B et al., Lancet. 2019;394:1915-1928  Ferris RL, et al. NEJM. 2016;375:1856-67.  Bila M, et al. Frontiers in Oncology. Jan 2022;12:761428.  12-month Overall Survival Rate  ®  First-line R/M HNSCC  ICI Refractory HNSCC  12-month Overall Survival Rate  Progression  ®

 Antibody-Drug Conjugate (ADC) IL-12 (PDS0301)

 PDS Biotech Antibody-Drug Conjugate IL-12 (PDS0301) Overview  Antibody-Conjugated IL-12  Opportunities  PDS0301 is a novel investigational tumor-targeting IL-12 that enhances the proliferation, potency and longevity of T cells in the tumor microenvironment  Proprietary combination of PDS0301 with Versamune® shows reduction of myeloid derived suppressor cells (MDSC) in tumors, a mechanism by which tumors suppress attack by T cells  Monotherapy  Combinations:  Versamune® Based Immunotherapies  Chemotherapy  Radiation  HDAC Inhibitors*  *Histone Deacetylase Inhibitor

 NCI-led Triple Combination: PDS0301 + PDS0101 + ICI  Advanced HPV16-Positive Anal, Cervical, Head and Neck, Penile, Vaginal, Vulvar Cancer Patients Who Are ICI Refractory   172% grade 3 and higher adverse events reported in KEYNOTE-048 Burtness 2019 https://doi.org/10.1016/S0140-6736(19)32591-7  Goswami 2022 http://dx.doi.org/10.1136/jitc-2022-SITC2022.0695  Partner  FDA Approved Standard of Care  None  Immunology/Immune Correlates  SITC, November 2022:   Greater than two-fold increase in HPV16-specific T cells in the blood of 11/14 (79% ) of the evaluated patients  Induction of multifunctional killer (CD8) T cells  Increases in granzyme B (associated with active killer T cells), IFN-γ, TNF-α, etc., signal a pro-inflammatory response and role in overcoming tumor immune suppression   Safety  Safety results (Arms 1 & 2)1  24/50 (48%) of patients experienced grade 3 and higher adverse events  2/50 (4%) experienced grade 4 adverse events

 Phase 2 Results in Recurrent Metastatic ICI Refractory HPV-Positive Cancer (CPS>0; PD-L1 agnostic) Plot Includes Published Data in HSNCC  NCI-led Triple Combination: PDS0301 + PDS0101 + ICI  Advanced HPV16-Positive ICI Refractory Cancer Patients  1Published results for ICI monotherapy <10%, Strauss J, et al. J Immunother Cancer 2020;8:e001395. doi:10.1136/jitc-2020-001395  2Pestana RC et al. Oral Oncology 2020;101:104523. https://doi.org/10.1016/j.oraloncology.2019.104523  N=29  Published median OS data in ICI refractory head and neck cancer population 8.2 months2  Objective Response (ORR) in High Dose PDS0301 Group = 63% (5/8)*  1  No controlled or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101  2

 Antibody-Drug Conjugate (PDS0301) Pipeline  Reference: Data on file.  Candidate/ Study  Indication  Combination  PC  P1  P2  P3  R  Partner(s)  IIT Studies  PDS0301/ NCI-led Triple Combination  HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers  Arm 1: ICI naive   Arm 2: ICI refractory  PDS0101 & ICI  IIT Studies  PDS0301  Advanced Kaposi Sarcoma  Monotherapy  PDS0301  Metastatic Castration sensitive and Castration Resistant Prostate Cancer  Docetaxel  PDS0301  Localized High and Intermediate Risk Prostate Cancer  Radiation Therapy  PDS0301  ICI Refractory HPV-related, colon and small-bowel cancer  HDAC Inhibitor  Partner Co-Funded

 3Q23  4Q23  1Q24  2Q24  3Q24  PDS0101  Submit IND with FDA for registrational trial (VERSATILE-003)  Anticipate ICI naïve/refractory data – KOL Event (VERSATILE-002)  Updated OS data from PDS0101-PDS0301 based triple combination  Immune response data (VERSATILE-002) (ESMO 2023)  Initiate registrational trial (VERSATILE-003)  Anticipate updated data (IMMUNOCERV) (ASTRO 2023)  Anticipate preliminary efficacy data (Mayo Clinic)   Final data VERSATILE-002  PDS0301  Interim safety and immune data (PDS0301 + docetaxel) (Cytokines 2023)  PDS0103  Estimated IND filing in MUC1-related cancers  PDS0202  Universal flu preclinical ferret data (ESWI 2023)  Projected Milestones Through 3Q24  Investigator-initiated trials and data read-outs are outside the control of PDS Biotech.

 Infectimune® Infectious Disease Platform

 License agreement with University of Georgia for proprietary influenza antigens  Top-line preclinical data announced; effective delivery of flu proteins activate the critical immune signals necessary to generate neutralizing antibody responses to all flu strains tested in animals  Preclinical data presented at the Ninth ESWI Influenza Conference and 41st Annual meeting of the American Society Virology Meeting  Universal Flu Market Opportunity in 2021  PDS0202: Universal Influenza Vaccine with Potential to Revolutionize Protection Against Influenza  Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune® + COBRA) Universal flu formulation.   Universal Influenza Vaccines  $7 Billion

 PDS0202 Promotes Induction of Antibodies that Neutralize a Broad Range of Influenza Viral Strains in Preclinical Studies  Proprietary Computationally Designed Influenza Protein  Studies in Ferrets – Model Viewed as Gold Standard in Influenza Research

 PDS0202 Promotes Induction of Antibodies and T Cells that Prevent Viral Replication in Lungs in Preclinical Studies   Proprietary Computationally Designed Influenza Protein  Studies in Ferrets – Model Viewed as Gold Standard in Influenza Research

 PDS0101 to enter Phase 3 registrational trial in 2023 to treat recurrent or metastatic, HPV16-positive head and neck squamous cell cancer (HNSCC)  Fast Track Designation  PDS0101 addresses large and growing market with significant unmet need  Transformational data generated with PDS0101 and PDS0301 in multiple Phase 2 clinical studies  Financial: Cash as of June 30, 2023 - $60.6M cash runway for the approximately next 12 months with initiation of a registrational trial in 2023  Executive Summary: Positioned for Market Leadership  Company Overview  T cell activating platforms and antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting cancer immunotherapies   1  2  3  4

 Thank you

 Appendix

 FDA Requires OS as Primary Endpoint  PFS and ORR will not support a BLA approval  From FDA’s Clinical Trial Endpoints for the Approval of Cancer Drugs and Biologics White Paper1:  “In the 1970’s, the FDA usually approved cancer drugs based on objective response rate (ORR), determined by tumor assessments from radiological tests or physical examinations. In the early 1980s, after discussion with the Oncologic Drugs Advisory Committee (ODAC), the FDA determined that cancer drug approval should be based on more direct evidence of clinical benefit, such as improvement in survival, improvement in a patient’s quality of life, improved physical functioning, or improved tumor-related symptoms. These benefits may not always be predicted by, or correlate with, ORR.”  FDA Quote from Minutes of PDS Biotech End of Phase 2 Meeting with the FDA:  “If Study PDS0101-HNC-301 is to be conducted with registrational intent, overall survival (OS) should be the primary endpoint, particularly given that recent recently approved immunotherapies for HNSCC have demonstrated in median OS but not always in PFS.”  1https://www.fda.gov/media/71195/download

 VERSATILE-002 ICI Naïve Key Demographics and Treatment Exposure  Majority of Patients Are CPS 1-19  Demographic  ITT Population (N=55)  mITT Population (N=52)  Age, Median (Min, Max)  64.0 (46, 83)  64.0 (46, 83)  Sex, n (%)  Male  Female     51 (92.7)  4 (7.3)     48 (92.3)  4 (7.7)  Race, n (%)  American Indian or Alaska Native  Asian  Black or African American  Pacific Islander  White  Other     0  1 (1.8)  1 (1.8)  0  52 (94.5)  1 (1.8)     0  1 (1.9)  1 (1.9)  0  49 (94.2)  1 (1.9)  ECOG, n (%)  0  1     32 (58.2)  23 (41.8)     29 (55.8)  23 (44.2)  CPS, n (%)*  <1  1–19  ≥20     0  33 (60.0)  22 (40.0)     0  31 (59.6)  21 (40.4)  Data on File. 08/02/23 Data Cut.  Treatment Exposure(ITT Population)  Median number of PDS0101 doses: 4 (range 1–5)  72.7% received ≥4 doses25.5% received 5 doses (5th dose is 6 months after dose 4)  Median number of KEYTRUDA® doses: 7 (range 1–33)  32.7% received ≥10 doses

 Expanding Evidence of Consistent and Durable PDS0101 Clinical Results Across Multiple Phase 2 Trial Indications  PDS0101 is an HPV16-targeted immunotherapy  PDS0101 is providing strong proof of concept data for the Versamune® technology platform  Efficacy data in >90 patients to date  Strong agreement between preclinical and clinical results  Versamune® mechanism of action shows clear translation between preclinical and human results  Anti-tumor responses and biomarker data show strong correlation across all types of HPV-positive cancer and at all stages of the disease  Safety data in approximately 130 patients to date  Safety data, anti-tumor responses and patient survival suggest that the Versamune® based therapies such as PDS0101 could be ideal candidates for combination oncology treatments

 HNSCC is a Devastating Group of Cancers  Reference: Noseyaba et al. 2018. Cancer. Suicide Risk Among Cancer Survivors: Head and Neck Versus Other Cancers  https://virologyj.biomedcentral.com/articles/10.1186/s12985-021-01688-9  https://www.cdc.gov/cancer/hpv/basic_info/hpv_oropharyngeal.html  *Human Papillomavirus  Oral and PharyngealCancers  Genotype of *HPV-Positive Oral and Pharyngeal Cancer  Paranasalsinuses  Nasopharynx  Oropharynx  Hypopharynx  Larynx  Pharynx  Tongue  Salivaryglands  OralCavity  NasalCavity

 Antibody Drug Conjugate IL-12: PDS0301 Targets Tumors and Enhances T Cell Infiltration and Proliferation in the Tumor   Tumor Site  Injection Site  Non-Immunogenic (Cold Tumor)  Immunogenic (Hot Tumor)  Tumor Site  PDS0301 travels direct to tumor  Increased tumor inflammation from PDS0301  PDS0301 increases T cell infiltration and expansion in tumor  CD8 T cells kill tumor cells  1  2  3  4

 PDS0101: A Novel Investigational HPV-Targeted Immunotherapy   PDS0101 is given by subcutaneous injection and stimulates a potent targeted T cell attack against HPV-positive cancers  Interim VERSATILE-002 data suggests PDS0101 generates clinically effective immune responses  The combination of PDS0101 with KEYTRUDA® has demonstrated a favorable safety profile to date  PDS0101 with KEYTRUDA® demonstrates significant disease control by shrinking tumors, delaying disease progression and prolonging survival

 Antibody Drug Conjugate IL-12 (PDS0301)  A novel investigational tumor-targeting Interleukin 12 (IL-12) that enhances the proliferation, potency and longevity of T cells in the tumor microenvironment   Together with Versamune® based immunotherapies PDS0301 works synergistically to promote a targeted T cell attack against cancers  PDS0301 is given by a simple subcutaneous injection  Clinical data suggest the addition of PDS0301 to Versamune® based immunotherapies demonstrate disease control by shrinking tumors and prolonging survival in recurrent or metastatic cancers with poor survival prognosis